Exhibit 99.1

LIMITED GUARANTY AGREEMENT
This LIMITED GUARANTY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Limited Guaranty”), dated as of May 14, 2020, is made by B. RILEY FINANCIAL, INC. (the “Limited Guarantor”), in favor of BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the ratable benefit of the Administrative Agent, the Revolving Credit Lenders, each L/C Issuer, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05 of the Credit Agreement described below and the other Persons to whom the Guaranteed Obligations are owed (collectively, the “Guaranteed Parties”).
PRELIMINARY STATEMENT
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of May 14, 2020 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Babcock & Wilcox Enterprises, Inc. (the “Borrower”), the Guarantors, the Lenders, the Administrative Agent, and each L/C Issuer, the Revolving Credit Lenders have agreed to make certain accommodations under and amend and restate that certain Credit Agreement, dated as of May 11, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), upon the terms and subject to the conditions set forth therein.
WHEREAS, execution of this Limited Guaranty is a condition precedent to the Credit Agreement, and the Administrative Agent and the Revolving Credit Lenders are entering into the Credit Agreement in reliance on the Limited Guarantor’s obligations hereunder;
WHEREAS, execution of this Limited Guaranty is in partial consideration for the Borrower’s agreement to terminate the B. Riley 2020 Backstop as set forth in that certain letter agreement dated as of the date hereof, among the Limited Guarantor, the Borrower and the Administrative Agent; and
WHEREAS, the Limited Guarantor has materially benefited from the Credit Extensions made under the Existing Credit Agreement and will materially benefit from the Credit Extensions to be made under the Credit Agreement and the payments to be made by the Borrower under that certain fee letter agreement dated as of the date hereof, between the Borrower and the Limited Guarantor;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Administrative Agent and the other Guaranteed Parties to enter into, and make their respective Credit Extensions and other accommodations (including extending the maturity of their respective commitments under the Existing Credit Agreement) under the Credit Agreement, the Limited Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Guaranteed Parties as follows:
AGREEMENT
1.Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings herein that are assigned to such terms in the Credit Agreement. The following terms when used herein shall have the meanings set forth below:
“Borrower Entities” shall have the meaning set forth in Section 9(a).
“B. Riley 2020 Backstop” means that certain letter dated January 31, 2020 (as amended, supplemented or otherwise modified prior to the date hereof), between the Company and B. Riley

Financial, Inc. executed in connection with Amendment No. 20, dated as of January 31, 2020, to the Existing Credit Agreement.
“Guarantee Event” means any of the following acts or omissions:
(a)    the failure of the Limited Guarantor for any reason to fund in full any Tranche A-6 Term Loan Borrowing in accordance with the Credit Agreement (solely except as such amount may be reduced on account of Net Cash Proceeds of the issuance of Stock or Stock Equivalents of the Borrower in accordance with Section 4.05 of the Credit Agreement) on the proposed date of the Credit Extension with respect thereto; or
(b)     (i) the Limited Guarantor shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against the Limited Guarantor seeking to adjudicate it a bankrupt or an insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property; provided, however, that, in the case of any such proceedings instituted against the Limited Guarantor (but not instituted by the Limited Guarantor), such proceedings shall remain undismissed or unstayed for a period of 60 days or more or an order or decree approving or ordering any of the foregoing shall be entered, or (iii) the Limited Guarantor shall take any corporate action to authorize any action set forth in clauses (i) or (ii) above; or
(c)    notwithstanding the waivers of the Limited Guarantor set forth in Section 5, the Limited Guarantor or any of its affiliates or any other party acting on the Limited Guarantor or any of its affiliates’ behalf in concert with the Limited Guarantor or any of its affiliates makes any assertion that that this Limited Guaranty or any provision hereof ceases to be valid, binding on, or enforceable against the Limited Guarantor; or
(d)    the acceleration of the Revolving Credit Loans under Section 8.02 of the Credit Agreement, whether automatic or resulting from the action of the Administrative Agent or the Required Lenders; or
(e)    an Event of Default under any of clauses (a) or (b) of Section 8.01 of the Credit Agreement (other than with respect to Obligations with respect to the Term Loan Facility).
“Guarantor Claims” shall have the meaning set forth in Section 9(a).
“Guaranteed Obligations” has the meaning set forth in Section 2(a).
2.    Guaranty.
(a)    The Limited Guarantor hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment at all times of all Obligations with respect to the Revolving Credit Facility, (i) including any outstanding Revolving Credit Loans (including all renewals, extensions, amendments, restatements and other modifications thereof) and earned interest and fees in relation thereto as set forth in the Credit Agreement (including any interest paid-in-kind or deferred, any commitment fees, the fees set forth in Section 2.09(c) of the Credit Agreement and any other consent fees and the fees set forth under Section 2.09(d), including to the extent earned under the Existing Credit Agreement (but as may be limited to any explicit waiver in effect under the Credit Agreement), and in each case whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Limited Guarantor or the Borrower under any Debtor Relief Laws, and including interest that accrues after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws, but (ii) excluding contingent obligations and L/C Borrowings (collectively, the “Guaranteed Obligations”); provided that the Limited Guarantor shall have no liability to make any payment under this Section 2(a) until the occurrence of a Guarantee Event; provided further that if the only Guarantee Event that has occurred is a Guarantee Event under clause (e) of the definition thereof, the Limited Guarantor shall only be required to make payments of the Guaranteed Obligations under the Loan Documents when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise;
(b)    The books and records of the Administrative Agent and the books and records of each Guaranteed Party, showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be conclusive absent manifest error of the amount of the Credit Extensions and the interest and payments thereon. This Limited Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations, which might otherwise constitute a defense to the obligations of the Limited Guarantor under this Limited Guaranty, and the Limited Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire, in law or in equity, in any way relating to any or all of the foregoing or otherwise. Anything contained herein to the contrary notwithstanding, the obligations of the Limited Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law;
(c)    The Limited Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by any Guaranteed Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, the Limited Guarantor under this Limited Guaranty.
(d)    The Limited Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of the Limited Guarantor hereunder without impairing this Limited Guaranty or affecting the rights and remedies of any Guaranteed Party hereunder;
(e)    The Limited Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to any Guaranteed Party on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Limited Guaranty for such purpose.
3.    No Setoff or Deductions; Taxes; Payments. The Limited Guarantor shall make all payments hereunder without setoff or counterclaim against, among others, the Loan Parties, the Guaranteed Parties, and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Limited Guarantor is compelled by Requirement of Law to make such deduction or withholding and the Limited Guarantor shall pay and indemnify each Guaranteed Party for Indemnified Taxes and Other Taxes. The

obligations of the Limited Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Limited Guaranty as to the Limited Guarantor.
4.    Rights of Guaranteed Parties. The Limited Guarantor consents and agrees that the Guaranteed Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof, (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Limited Guaranty or any Guaranteed Obligations, (c) apply such security and direct the order or manner of sale thereof as the Guaranteed Parties in their sole discretion may determine and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, the Limited Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Limited Guarantor under this Limited Guaranty or which, but for this provision, might operate as a discharge of the Limited Guarantor. Notwithstanding anything to the contrary in the foregoing, the Limited Guarantor does not waive any of its rights as a Lender under the Credit Agreement, which rights shall be governed by the Credit Agreement.
5.    Certain Waivers. The Limited Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor of the Obligations, or the cessation from any cause whatsoever (including any act or omission of any Guaranteed Party) of the liability of the Borrower other than payment and performance in full of the Guaranteed Obligations, (b) any defense based on any claim that the Limited Guarantor’s obligations exceed or are more burdensome than those of the Borrower, (c) the benefit of any statute of limitations affecting the Limited Guarantor’s liability hereunder, (d) any right to require any Guaranteed Party to proceed against the Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in any Guaranteed Party’s power whatsoever, (e) any benefit of and any right to participate in any security now or hereafter held by any Guaranteed Party, other than any benefit or right attributable to B. Riley Financial Inc.’s status and capacity as a Lender under the Credit Agreement, which benefits and rights are hereby preserved, and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by Requirement of Law limiting the liability of or exonerating guarantors or sureties, including, without limitation,  any defense, waiver, or objection relating in any way to the B. Riley 2020 Backstop, or any defense related  to change circumstances, frustration of purpose, impossibility of performance or other claim based in law or equity. The Limited Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Limited Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.
6.    Obligations Independent. The obligations of the Limited Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor of the Obligations, and a separate action may be brought against the Limited Guarantor to enforce this Limited Guaranty whether or not the Borrower or any other person or entity is joined as a party.
7.    Subrogation.    The Limited Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Limited Guaranty until the occurrence of the Revolving Credit Facility Termination Date. If any amounts are paid to the Limited Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Administrative Agent (for the benefit of itself and the other Guaranteed Parties) to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.
8.    Termination; Reinstatement. This Limited Guaranty is a continuing and irrevocable guarantee of all Guaranteed Obligations, now or hereafter existing, and shall remain in full force and effect with respect to the Limited Guarantor, until the termination of this Limited Guaranty in accordance with its terms. Notwithstanding anything to the contrary, this Limited Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or the Limited Guarantor is made, or any Guaranteed Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Guaranteed Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not any Guaranteed Party is in possession of or has released this Limited Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Limited Guarantor under this paragraph shall survive termination of this Limited Guaranty.
9.    Subordination.
(a)    As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of the Borrower or any of its subsidiaries (collectively, the “Borrower Entities”) to the Limited Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of the Borrower Entities thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Limited Guarantor; provided that the Guarantor Claims shall not include any debt, liabilities or other obligations of the Borrower Entities to the Limited Guarantor in its capacity as a Lender under the Credit Agreement arising under the Credit Agreement, which shall be subject to the provisions of Article XI and any other subordination terms set forth in the Credit Agreement. The Guarantor Claims shall include without limitation all rights and claims of the Limited Guarantor against the Borrower Entities (arising as a result of subrogation or otherwise) as a result of the Limited Guarantor’s payment of all or a portion of the Guaranteed Obligations. Without limitation to the provisions of Article XI and any other subordination terms set forth in the Credit Agreement, the Guarantor Claims are subordinate in right of payment until the occurrence of the Revolving Credit Facility Termination Date. Upon the occurrence and during the continuance of an Event of Default or Default, the Limited Guarantor shall not, and shall not be entitled to, receive or collect, directly or indirectly, from the Borrower Entities or any other party any amount upon the Guarantor Claims.
(b)     In the event that, notwithstanding anything to the contrary in this Limited Guaranty, the Limited Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Limited Guaranty, the Limited Guarantor agrees to hold in trust for the Guaranteed Parties an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to the Guaranteed Parties, and the Limited Guarantor covenants promptly to pay the same to the Guaranteed Parties.

10.    Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Borrower or any guarantor of the Obligations under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Limited Guarantor immediately upon demand by the Administrative Agent.
11.    Condition of Borrower. The Limited Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower such information concerning the financial condition, business and operations of the Borrower as the Limited Guarantor requires, and that no Guaranteed Party has a duty, and the Limited Guarantor is not relying on any Guaranteed Party at any time, to disclose to the Limited Guarantor any information relating to the business, operations or financial condition of the Borrower (the Limited Guarantor waiving any duty on the part of any Guaranteed Parties to disclose such information and any defense relating to the failure to provide the same).
12.    Representations and Warranties. To induce the Guaranteed Parties to enter into the Credit Agreement, the Limited Guarantor represents and warrants to the Administrative Agent, for the benefit of the Guaranteed Parties, as follows:
(a) The Limited Guarantor is a direct owner of Equity Interest in and holder of Term Loans of the Borrower, and has received or will receive, direct or indirect benefit from the making of this Limited Guaranty with respect to the Obligations.
(b) The Limited Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower; however, the Limited Guarantor is not relying on such financial condition or the Collateral as an inducement to enter this Limited Guaranty.
(c) No Guaranteed Party, nor any other party has made any representation, warranty or statement to the Limited Guarantor in order to induce the Limited Guarantor to execute this Limited Guaranty.
(d) As of the date hereof, and after giving effect to this Limited Guaranty and the contingent obligation evidenced hereby, the Limited Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.
(e) The Limited Guarantor has the legal right to execute and deliver, and to perform its obligations under, this Limited Guaranty.
(f) This Limited Guaranty constitutes legal, valid and binding obligations of the Limited Guarantor enforceable in accordance with its terms, except as may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles and an implied covenant of good faith and fair dealing.
(g) The execution, delivery and performance of this Limited Guaranty will not violate any provision of any Requirement of Law or contractual obligation of the Limited Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Limited Guarantor pursuant to any Requirement of Law or contractual obligation of the Limited Guarantor.
(h) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Limited Guarantor, threatened by or against the Limited Guarantor or against any of its properties or revenues (i) with respect to this Limited Guaranty or any of the transactions contemplated hereby, or (ii) which could reasonably be expected to have a material impairment of the rights and remedies of the Administrative Agent or any Guaranteed Party under this Limited Guaranty or the ability of the Limited Guarantor hereunder.
(i) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Limited Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Limited Guaranty.
(j) All representations and warranties made by the Limited Guarantor herein shall survive the execution hereof.
13.    Amendments; Etc. None of the terms or provisions of this Limited Guaranty may be waived, amended, supplemented or otherwise modified, nor any consent be given, except with the written consent of the Administrative Agent and the Limited Guarantor.
14.    Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 10.02 of the Credit Agreement; provided that notices and communications to the Limited Guarantor shall be directed to:
B. Riley Financial, Inc.
Burbank Blvd. Suite 400
Woodland Hills, CA 91367
Attention: Chairman (with a copy to General Counsel)
brriley@brileyfin.com
aforman@brileyfin.com
15.    Right of Setoff; Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL; Judgment Currency. THIS LIMITED GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Limited Guaranty and the parties hereto, the terms of 10.14, 10.15 and 10.18 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, with each reference to the “Borrower” therein (whether express or by reference to the Borrower as a “party” thereto) being a reference to the Limited Guarantor, and the parties hereto agree to such terms.
16.    Counterparts; Electronic Execution. This Limited Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Limited Guaranty by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Limited Guaranty.
17.    Miscellaneous. No failure by any Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Limited Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Administrative Agent and the Limited Guarantor in writing, this Limited Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Limited Guarantor or any other guarantor of the Obligations for the benefit of the Guaranteed Parties or any term or provision thereof.
18.    Acknowledgments. The Limited Guarantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Limited Guaranty and the other Loan Documents to which it is a party and (b) it has received a copy of the Credit Agreement and the other Loan Documents and has reviewed and understands the same.
19.    Termination; Release.
Upon the Revolving Credit Facility Termination Date, this Limited Guaranty and all obligations (other than those expressly stated to survive such termination or as may be reinstated after such termination) of the Administrative Agent and the Limited Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Limited Guaranty to be duly executed as of the date first above written.
LIMITED GUARANTOR:        B. RILEY FINANCIAL, INC.

By: /s/ Bryant R. Riley
Name: Bryant R. Riley
Title: Co-CEO

Babcock & Wilcox Enterprises, Inc.
Limited Guaranty Agreement
Signature Page

BABCOCK & WILCOX ENTERPRISES, INC.,
as Borrower

By: /s/ Dwayne M. Petish
Name: Dwayne M. Petish
Title: Treasurer

Babcock & Wilcox Enterprises, Inc.
Limited Guaranty Agreement
Signature Page

Acknowledged and accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Bridgett J. Manduk Mowry
Name: Bridgett J. Manduk Mowry
Title: Vice President

Babcock & Wilcox Enterprises, Inc.
Limited Guaranty Agreement
Signature Page